OPERATING AGREEMENT

                                       OF

                          IDENTITY FILMS & COMPANY, LLC

                      A Delaware Limited Liability Company









                            Dated as of June 23, 2005









                       Greenbaum, Rowe, Smith & Davis LLP
                            Metro Corporate Campus I
                                  P.O. Box 5600
                          Woodbridge, New Jersey  07095
                                 (732) 549-5600

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                               OPERATING AGREEMENT

                                       OF

                          IDENTITY FILMS & COMPANY, LLC

     THIS OPERATING AGREEMENT is entered into as of June 23, 2005 by and between CKRUSH ENTERTAINMENT, INC., a Delaware corporation ("Ckrush"), having a principal address at 1414 Avenue of the Americas, Suite 406, New York, New York 10019, and IDENTITY FILMS, LLC, a California limited liability company
("Identity"), having a principal address at 2120 Colorado Avenue, Suite 120, Santa Monica, California 90404. Each of Ckrush and Identity is sometimes referred to herein as a "Member" and together, the "Members."


                              W I T N E S S E T H:

     WHEREAS, the Members have filed a Certificate of Formation to form a Delaware limited liability company (the "Company") under the name Identity Films & Company, LLC, pursuant to the Delaware Limited Liability Company Act, 6 Del. Code Title 6 Sec. 18-101 et seq., as amended (the "Act"); and

     WHEREAS, the Members desire to set forth their respective rights and obligations with respect to the Company.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

     1.1 Definitions. Capitalized terms used in this Agreement have the following meanings:

     "Act" shall have the meaning set forth in the recitals.

     "Additional Member" means a Person who is admitted to the Company as a Member after the Effective Date pursuant to Section 9.4.

     "Adjusted Capital Account Balance" of a Member as of any date means the balance in such Member's Capital Account as of such date (i) increased by any amount such Member is deemed obligated to contribute to the Company pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) and (ii) reduced by any allocations or distributions to such Member described in Treasury Regulation
Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6).

     "Agreement" means this Operating Agreement, as amended, supplemented or restated from time to time.

     "Budget" is defined in Section 3.8 of this Agreement.

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     "Capital  Account"  of a Member means the account maintained by the Company for each Member pursuant to Section 4.4.

     "Capital Contributions" of a Member means the amount of cash and the fair market value (as of the date of such contribution) of property contributed by such Member to the Company.

     "Capital Transaction" means a sale of all or a substantial portion of the Company's assets to an unaffiliated third party outside the ordinary course of the Company's business.

     "Certificate" means the Certificate of Formation filed with the Secretary of State of the State of Delaware on behalf of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Company" means Identity Films & Company, LLC, the limited liability company governed by this Agreement.

     "Effective Date" means June 23, 2005.

     "Fielding" means Lisa Fielding, an individual residing at 16660 Calle Jermaine, Pacific Palisades, CA 90272 and a member of Identity.

     "Identity Contributed Properties" means the revenue from all current and pending film, television and ancillary projects of Identity, including without limitation the properties and titles set forth on Schedule A attached hereto, which revenue is hereby contributed by Identity to the Company in exchange for its Ownership Interest. Title to the properties listed on Schedule A remains in Identity.

     "Indemnified Costs" has the meaning set forth in Section 10.1(a).

     "Indemnified Party" has the meaning set forth in Section 10.1.

     "Liquidator" has the meaning set forth in Section 12.2(a).

     "Manager(s)" has the meaning set forth in Sections 7.1 and 7.2.

     "Mastromauro" means Anthony Mastromauro, an individual residing at 1029 Park Avenue, Hoboken, New Jersey 07030 and a member of Identity.

     "Maximum Preferred Return" means the sum of the Minimum Preferred Return plus Five Hundred Thousand Dollars ($500,000).

     "Member" and "Members" have the meanings set forth in the preamble hereto, including any Additional Members.

     "Minimum Preferred Return" means a Ckrush's aggregate Capital Contributions to the Company, plus twenty percent (20%) of Ckrush's aggregate Capital Contributions to the Company, plus the aggregate amount of Net Loss allocated to Ckrush.

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     "Net  Income" and "Net Loss" for each fiscal year or part thereof means the income and loss of the Company for that period, as determined for federal income tax purposes.

     "Ownership Interest" of a Member at any time means the legal and/or beneficial ownership interest of such Member in the Company.

     "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, limited liability partnership, trust, estate, unincorporated organization, association, corporation, institution or other entity.

     "Term" is defined in Section 2.5 of this Agreement.

     1.2 Other Definitions. Certain additional defined terms used in this Agreement have the meanings specified throughout the Agreement.

                                    ARTICLE 2

                               GENERAL PROVISIONS
                               ------------------

     2.1 Formation. The Company was formed pursuant to the Act when the Certificate was filed with the Secretary of State of the State of Delaware in accordance with the Act.

     2.2 Name. The name of the Company is "Identity Films & Company, LLC" or such other name as may be designated by the Managers.

     2.3 Business. The business of the Company (the "Business") shall be to arrange, develop and produce or arrange for the production of all film, television, music, publishing and related properties of Identity and of Ckrush, in any media, whether or not currently existing, including potential and prospective projects, during the Term of this Agreement. The Company is authorized to take any and all legal measures that may assist it in accomplishing the foregoing purposes and to do all other things that may be necessary, incidental or convenient in connection therewith.

     2.4 Office. The principal place of business of the Company shall be located at Identity Films c/o Lindsay Wineberg & Assoc., 11835 W. Olympic Blvd., Suite 435, West Los Angeles, CA 90064, or such other location as the Managers may determine from time to time.

     2.5 Term. The term of the Company commenced upon the filing of the Certificate with the Secretary of State of the State of Delaware on June 23, 2005 and shall continue for two (2) years thereafter (the "Initial Term") unless terminated earlier by the terms of this Agreement, the unanimous consent of the Members, operation of law or judicial decree. Upon expiration of the Initial Term, Ckrush in its sole discretion, subject to Ckrush's obligations set forth in Section 4.2, shall have five (5) consecutive one (1) year renewal options (each, a "Renewal Term") exercisable upon the provision of thirty (30) days written notice to the other Member(s) (the Initial Term and the Renewal Term(s), if any, together are referred to herein as the "Term").


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     2.6     Ownership  of  Company  Property.  All  property  contributed to or acquired by the Company (including all intellectual property associated with the Business), real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member, individually, shall have any ownership interest therein.

     2.7 Registered Office; Registered Agent. The initial registered office of the Company maintained in the State of Delaware in accordance with the Act is located at 2711 Centreville Road, Suite 400, Wilmington, New Castle County, Wilmington, Delaware 19808 or at such other place as the Managers may designate. The initial registered agent of the Company in the State of Delaware shall be Corporation Service Company or such other Person as the Managers may designate.

     2.8 Exclusivity. During the Term of this Agreement, Fielding and Mastromauro, may not, directly or indirectly, for the benefit of themselves or for any other Person, firm, corporation, partnership, joint venture, trust or association, compete with the Business of the Company, including by acquiring, developing, financing or operating, or as an employee, officer or director of, any Person who competes with the Company. Each of Fielding and Mastromauro shall devote his or her full working time, professional skill and attention to the Business of the Company. In the event of the dissolution of Identity for any reason, or in the event that either or both of Mastromauro or Fielding withdraws from Identity, Ckrush shall have the sole right to determine whether to admit either Fielding or Mastromauro (or both) as members of the Company, and will admit at least one of them if he or she agrees to become a member.

                                    ARTICLE 3

                             ACCOUNTING AND REPORTS
                             ----------------------

     3.1 Fiscal Year. The fiscal year of the Company shall begin on the first day of January and end on the last day of December of each calendar year.

     3.2 Books of Account and Financial Records. The Company shall maintain complete and accurate books of account and financial records in which shall be entered each transaction of the Company. The books of account and financial records shall be kept on the cash basis and maintained and reported in accordance with generally accepted accounting principles consistently applied, and shall be maintained at the principal office of the Company.

     3.3 Annual Report. On or before March 15 of each year or the due date of the relevant return (including any extensions thereto), the Company shall mail to each Member such information as is necessary for the preparation by each Member of its federal and state income tax returns and a copy of the full income tax return prepared by the Company's independent certified public accountants.

     3.4 Bank Account. The funds of the Company shall be deposited in the name of the Company in one or more bank accounts designated by the Managers, and shall not be commingled or used for any purpose other than Company business. Withdrawals from such accounts shall be made upon the signature of such Person as the Managers may designate, except that withdrawals in excess of $7,500.00 shall require the signature of Ckrush, not to be unreasonably withheld or delayed for items provided for in the Company's Budget.


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     3.5     Loans.  No  loans  shall be contracted on behalf of the Company and no evidences of indebtedness shall be issued in its name unless authorized by the Managers.

     3.6 Taxation. The Members acknowledge that it is their intention that the Company be treated as a partnership for state and federal income tax purposes and the Members agree that they shall take no action or omit to take any action that would affect the tax treatment of the Company as a partnership. The Members further agree that, in the event that it shall become necessary at any time as a result of any change to any law or regulation, they shall take such action as shall be necessary to maintain the treatment of the Company as a partnership for income tax purposes. Salaries paid to the members of Identity shall be deemed guaranteed payments under the Code.

     3.7 Right of Inspection. Any Member and its respective attorneys, accountants and other advisors, shall have the right to examine, at any reasonable time(s) for all purposes, the books and records of account and minutes and records of the Company and to make copies thereof. Upon the written request of any Member, the Company shall mail to such Member the Company's most recent financial statements, showing in reasonable detail the Company's assets and liabilities and the results of its operations.

     3.8 Budget. Attached as Schedule C to this Agreement is the annual budget for the Company (the "Budget") for the first year of operation. Budgets for future years shall be subject to Ckrush's approval, not to be unreasonably withheld provided the amounts are consistent with Ckrush's funding obligations to the Company. The first year Budget shall serve as the basis for the budget in each year thereafter. Actual expenditures after the first year may deviate by up to twenty percent (20%) for any line item provided that total expenditures are within the total Budget.

     3.9 Members' Expenses. Each Member shall bear its own legal, accounting and administrative expenses incurred in connection with this negotiation and execution of this Agreement.

     3.10 Reimbursement. Identity has incurred expense for option payments with respect to the Contributed Properties set forth opposite such property's name on Schedule A attached hereto. Identity shall be reimbursed for the expenses listed on Schedule A if and only if the Company receives financing for such properties that specifically provides for such reimbursement.

                                    ARTICLE 4

                   CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS
                   ------------------------------------------

     4.1 Capital Contribution. During the Initial Term, Ckrush shall make the Capital Contributions to the Company in the amounts and at the intervals set forth on Schedule A attached hereto, in exchange for its Ownership Interest. Identity shall contribute all revenue derived from the Identity Contributed Properties. During the first year of the Initial Term, Ckrush may, in its reasonable determination, make an additional Capital Contribution to the Company of $20,000.

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     4.2     Additional  Capital Contributions.  In the event that Ckrush elects to exercise any of its option(s) to renew this Agreement upon expiration of the Initial Term or any subsequent Renewal Term(s), Ckrush shall make the additional Capital Contributions as set forth on Schedule B, attached hereto.


     4.3 Additional Members. Any Person admitted to the Company as an Additional Member after the Effective Date shall contribute such amount of cash and/or property to the capital of the Company, at such time or times, as the Managers shall determine pursuant to Section 7.3 (g).

     4.4 Capital Accounts. A separate Capital Account shall be established for each Member and maintained in accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv). Each Member's Capital Account shall be (i) increased by such Member's Capital Contributions and by such Member's allocable share of Net Income and items of Company income and gain, (ii) decreased by such Member's allocable share of Net Loss and items of Company loss and deduction and by the amount of cash and the net fair market value of property distributed by the Company to such Member, and (iii) otherwise adjusted in the manner provided in this Agreement.

     4.5 Return of Capital Contributions; Interest. No Member will have the right to demand the return of such Member's Capital Contribution, except as expressly provided in this Agreement. No Member will have the right to withdraw all or any part of such Member's Ownership Interest in the Company, to receive a return of or interest on its Capital Contributions or the balance in its Capital Account, or to receive any distributions or payments from the Company, except as expressly provided in this Agreement.

     4.6 No Other Contributions. No Member shall be required to make any additional capital contributions to the Company except as otherwise provided herein or to restore a negative balance in its Capital Account.

                                    ARTICLE 5

                                   ALLOCATIONS

     5.1 Allocation of Net Income. Subject to Sections 5.3 and 5.4, Net Income for any fiscal year or portion thereof shall be allocated to the Members as follows:

        (a) Net Income shall be allocated eighty-five percent (85%) to Ckrush and fifteen percent (15%) to Identity until Ckrush has been allocated its Minimum Preferred Return; and

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        (b)  After  Ckrush  has been allocated its Minimum Preferred Return, Net
Income shall be allocated sixty percent (60%) to Ckrush and forty percent (40%) to Identity until Ckrush has been allocated its Maximum Preferred Return; and

        (c) After Ckrush has been allocated the Maximum Preferred Return, Net Income shall be allocated fifty percent (50%) to Ckrush and fifty percent (50%) to Identity, except that if Ckrush is required by applicable accounting principles to have more than a 50% profits interest in order to have the Company's financial results consolidated with those of Ckrush, Net Income shall be allocated fifty-one percent (51%) to Ckrush and forty-nine percent (49%) to Identity; provided that Ckrush will reimburse Identity for such one percent differential to the extent that such reimbursement does not limit or restrict its ability to have the Company's financial results consolidated with those of Ckrush;

     Notwithstanding anything to the contrary in this Agreement or the Act, in the event all Ownership Interests are sold to a third party, the net proceeds of such sale (after the payment of all expenses of such transaction) shall be allocated among the Members as set forth above.

     5.2 Allocation of Net Loss. Subject to Sections 5.3 and 5.4, Net Loss for any fiscal year or portion thereof shall be allocated to the Members as follows:

        (a) first, to the Members to the extent that each Member has a positive Capital Account, pro rata to their respective Capital Accounts; and

        (b) second, to the Members in equal shares.

     5.3 Qualified Income Offset. Notwithstanding any other provision of this Article 5, except Section 5.4, if a Member unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that creates or increases a deficit in such Member's Adjusted Capital Account Balance, items of Company income and gain shall be allocated to such Member in the amount and proportion necessary to eliminate such deficit Adjusted Capital Account Balance as quickly as possible, provided, however, that items of Company loss and deduction shall subsequently be allocated among the Members so as to achieve as nearly as possible the results that would have been achieved had this Section 5.3 not been included in this Agreement (except that no allocation shall be made that would contravene Treasury Regulation Section 1.704-1(b)(2)(ii)(d)). The items of Company income or gain (and subsequent loss or deduction) allocated pursuant to this Section
5.3 in any fiscal year of the Company shall not be taken into account in calculating Net Income or Net Loss for such fiscal year that is otherwise allocable pursuant to this Article 5.

     5.4 Allocations Attributable to Nonrecourse or Member Nonrecourse Debt. In the event the Company incurs nonrecourse debt, whether advanced by a third party or by a Member, that the Managers determines is subject to the provisions of Treasury Regulation Section 1.704-2, the Managers shall allocate Net Income, Net Loss and items of Company income, gain, loss and deduction between the Members in such manner as the Managers, in their sole discretion, determines to be required pursuant to Treasury Regulation Section 1.704-2 (including implementation of a minimum gain chargeback or "partner minimum gain chargeback," as defined in such Treasury Regulation).


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     5.5     Tax  Allocations.


        (a) Except as provided below in Section 5.5(b), Company income, gain, loss, deduction and credit, as calculated for tax purposes, shall be allocated between the Members, to the extent possible, in accordance with the allocations of the corresponding Net Income, Net Loss or items thereof among the Members pursuant to Sections 5.1 through 5.4.

        (b) Income, gain, loss, deduction and credit, as calculated for tax purposes, with respect to (i) property contributed to the Company by a Member and (ii) Company property that has been revalued shall be allocated among the Members in accordance with the principles of Code Section 704(c), using such method as shall be selected by the Managers, so as to take account of the variation, at the time of contribution or revaluation, between the property's tax basis and book value, as required pursuant to Treasury Regulation Sections 1.704-1(b)(4)(i) and 1.704-3.

     5.6 Curative Allocations. In the event there is an ambiguity regarding the application of this Article 5 to a particular item of income, gain, loss, deduction or credit, the item shall be allocated among the Members in such proportions as the Mangers deem equitable, practicable and consistent with this Agreement, the Treasury Regulations and other applicable laws; provided, however, that no such allocation by the Managers shall discriminate in any material respect against any Member.

     5.7 Section 83(b) Election. The Company and Ckrush will cooperate in any election made by Identity or its members under Section 83(b) of the Code.

                                    ARTICLE 6

                                  DISTRIBUTIONS
                                  -------------

     6.1 Discretionary Distributions. The Company, in the discretion of the Managers, shall distribute cash or other Company property to the Members at such time or times as the Managers deem advisable. Subject to Section 6.3, any such distribution shall be made to the Members in proportion to their respective positive Adjusted Capital Account Balances, after payment of the minimum distributions pursuant to Section 6.2 hereof.

     6.2     Minimum  Distributions.  The  Company  shall  make  minimum distributions of cash, if available, to the Members not less than annually on or before April 1 in an amount equal to any federal and state tax liability that the Members incur as a result of Net Income being allocated to the Members. For this purpose, such tax liability is assumed to be forty percent (40%) of Net Income. In addition, within 120 days after the end of each fiscal year, the Company will distribute any available cash to the Members, except to the extent that the Managers affirmatively determines not to make such distribution.

     6.3 Distribution Policy. Notwithstanding any other provision of this Agreement, distributions will be made to Members in accordance with such Member's Allocation of Net Income, as set forth in Section 5.1 above.

     6.4 Reliance on Records. Distributions will be made only to the Persons who, according to the books and records of the Company, are the holders of record of the Ownership Interests in the Company, or the holders of record of the Ownership Interests in respect of which such distributions are made on the actual date of distribution. None of the Company, any Member, Manager or officer of the Company shall incur any liability for making distributions in accordance with the provisions of the preceding sentence, whether or not the Company, Member, Manager or officer of the Company has knowledge or notice of any transfer or purported transfer of any Ownership Interest in the Company which has not been approved by the Managers.

                                    ARTICLE 7

                            MANAGEMENT OF THE COMPANY
                            -------------------------

     7.1 Management and Operations of the Company. The overall management and control of the business and affairs of the Company shall be vested in the Managers, provided that Fielding and Mastromauro shall be responsible for administering the Company's business in the ordinary course within the confines of the Budget and shall be responsible for creative control of the Company. Any projects or properties that Fielding or Mastromauro pursues shall be subject to consultation with Ckrush, and Ckrush shall have the right, in its sole discretion, to serve as Executive Producer, or appoint other appropriate parties as Executive Producer, on any such projects or properties, in either case to the extent possible, and for which Identity will use its best efforts to secure for Ckrush.

     7.2 Managers. At all times there shall be four (4) Managers, of whom to two (2) shall be appointed by Ckrush, and two (2) shall be appointed by Identity. Each Manager shall be entitled to one (1) vote on any matter that is subject to Manager approval.

     7.3 Major Decisions. Any of the following rights, decisions and powers shall be deemed a "Major Decision", which shall require the consent of a majority of the Managers:

        (a) to cause the Company to acquire any real property or interest therein;

        (b) to cause the Company to invest in any securities;

        (c) to cause the Company to incur or refinance any debt, whether or not secured by any real estate or other assets owned by the Company;

        (d) to cause the Company to acquire or enter into any contracts;

        (e) to cause the Company to assign, transfer, pledge, compromise, release, or arbitrate any claims or debts of the Company, or to commence or defend litigation with respect to the Company;

        (f) to cause the Company to expend any funds in excess of $7,500, or to lend or borrow any monies, or to lease, sell or otherwise dispose of any property or assets of the Company;

        (g) to amend this Agreement including any amendment that would add additional Members to the Company;

        (h) to cause the Company to settle, compromise or adjust any claim, obligation, debt, demand, suit or judgment against the Company;

        (i) to cause the Company to make any distribution of cash or property to the Members except as specifically provided herein;

        (j) to cause the Company to execute, acknow-ledge and deliver any and all documents necessary to effectuate any of the foregoing;

        (k) to cause the Company to hire any additional personnel, except for positions provided for in the Budget; and

        (l) to approve any press release.

     7.4 Deadlock. Prior to Ckrush's receipt of the Maximum Preferred Return and any other funds advanced to the Company, in the event that the Managers are unable to agree on any matter pertaining to the Company or this Agreement, the vote of the Managers elected by Ckrush shall prevail. After Ckrush has received its Maximum Preferred Return and any other amounts advanced by Ckrush to the Company, in the event that the Managers are unable to agree on any matter pertaining to the Company or this Agreement, they shall first submit the disagreement to a third party selected by both Members to attempt to resolve the disagreement in good faith. In the event the disagreement is not resolved through such third party, the disagreement shall be submitted to binding arbitration. The arbitration shall be conducted by a single arbitrator. Unless the Members agree otherwise, the arbitration shall be conducted in New York City. An ex parte order may be entered in the event a party fails to participate in the arbitration. The arbitrator shall render written findings of fact and conclusions of law, as applicable. The decision of the arbitrator shall be enforceable in any court of competent jurisdiction. The arbitrator shall have the discretion to award attorney fees and costs to the prevailing party.

     7.5 Compensation. No Member or Manager shall receive any salary, fees, commissions or other compensation for services rendered to the Company, unless such payment has been approved in writing by Ckrush and is included in the Budget, or is provided for in this Agreement. Upon the execution of this Agreement, Cedric Kushner Promotions, Inc., the parent company of Ckrush ("Promotions"), shall provide Fielding and Mastromauro with incentive stock options or warrants to acquire (a) 100,000 shares of Promotions' common stock in the aggregate that will vest upon execution of this Agreement and (b) 100,000 shares of Promotions' common stock in the aggregate that will vest upon Ckrush being allocated the Maximum Preferred Return. In both cases, the exercise price of the option or warrants will be the closing price of Promotions' common stock on the date of this Agreement. Any additional options or warrants shall be granted in the sole discretion of Promotions and Ckrush.

     7.6 Meetings of the Managers. Meetings of the Managers may be held at any place within or without the State of Delaware as the Managers from time to time may fix or as shall be specified in the respective notice or waivers of notice thereof. Notice of each meeting of the Managers shall be given to each Manager by mail not less than ten (10) days in advance of the meeting, or personally, or by telephone, not less than five (5) days in advance of the meeting. Notice of a meeting need not be given to any Manager who signs a waiver of notice whether before or after the meeting, or who attends the meeting in person. Actions taken at a meeting of the Managers shall be kept in a record of its proceedings that shall be maintained by the Managers for the review of any Member who so desires to review the meeting records.

     7.7 Actions of the Managers. Except as otherwise specifically required in this Agreement or in the Act, whenever any action, including any approval, consent, determination, resolution or decision, is to be taken or given by the Managers under this Agreement or the Act, it shall be authorized by the majority vote of the Managers, which may be taken at a meeting or by written consent in accordance with Section 7.8 hereof.

     7.8 Action of the Managers Without a Meeting. Any action required or permitted to be taken at a meeting of the Managers may be taken without a meeting if, prior or subsequent to such action, all of the Managers then entitled to vote consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Managers. All such actions shall be reported to the Managers at its next meeting following any such action.

     7.9 Telephone Conference Meetings of the Managers. Any or all Managers may participate in any meeting of the Managers by means of conference telephone or any other means of communication by which all persons participating in the meeting are able to hear each other.

     7.10 Liability of the Managers. Neither the Managers nor any of their agents, partners, employees or counsel shall be liable, responsible or accountable in damages or otherwise to the Company or any Member for any action taken or failure to act (even if such action or failure to act constituted negligence on such Person's part) on behalf of the Company within the scope of the authority conferred on the Manager by this Agreement or by law, unless such act or failure to act was performed or omitted willfully or intentionally and in bad faith.

     7.11 Duties of the Managers. The Managers shall take all actions that may be necessary or appropriate for the conduct of the Company's business in accordance with the provisions of this Agreement and applicable laws and regulations.

     7.12 Authority to Act for the Company. The Managers shall have the authority to act for and bind the Company, including with respect to the execution and delivery of any document or instrument on behalf of the Company.

     7.13 Financing. Ckrush shall have the right of first refusal to provide or to arrange for financing for each project or property pursued or developed by the Company, Identity or its principals. Any such project or property shall be presented to Ckrush along with the terms and conditions of any financing proposal. Ckrush shall have a period of thirty (30) days following receipt of such a proposal to advise Identity in writing that it will provide or arrange for such financing. A failure to so respond within such time period shall terminate Ckrush's financing rights with respect to that property or project on those terms. However, if subsequent to such thirty (30) day period but prior to the closing with a third party financing source, Ckrush is able to provide such financing in accordance with the proposal, then the Company will utilize the financing provided by or through Ckrush to the extent it can do so without a material adverse effect to the Company. Moreover, in the event that terms more favorable to the lender or investor are proposed, such revised financing opportunity will again be offered to Ckrush for a thirty (30) day period in accordance with this paragraph.

                                    ARTICLE 8

                                    OFFICERS
                                    --------

     8.1     Appointment  by  the  Managers.

        (a)  In addition to the initial officers of the Company named in Section
8.2 hereof, the Managers may, from time to time, delegate to one or more Persons such authority and duties as the Managers may deem advisable. In addition, the Managers may assign titles to any such Person. Any number of titles may be held by the same Person. Any delegation or assignment of title(s) pursuant to this
Section 8.1 or Section 8.2 hereof may be revoked at any time by the act of the Managers, with or without notice, with or without cause.

        (b) Any Person dealing with the Company, other than a Member, may rely on the authority of the Managers or any officer in taking any action in the name of the Company without inquiring into the provisions of this Agreement or compliance herewith.

     8.2 Initial Officers. The initial officers of the Company, who shall hold office until their earlier death, resignation or removal by the Managers, shall be the following:


Name                                Office(s)
----                                ---------
Jeremy  Dallow                      President
Anthony  Mastromauro                Vice  President
James  DiLorenzo                    Treasurer
Lisa  Fielding                      Secretary

     8.3 Liability of Officers. No officer of the Company shall be liable, responsible or accountable in damages or otherwise to the Company or any Member for any action taken or failure to act (even if such action or failure to act constituted negligence on such Person's part) on behalf of the Company within the scope of the authority conferred on the officer of the Company by this Agreement or by law, unless such act or failure to act was performed or omitted willfully or intentionally and in bad faith.

8.4 Termination. Ckrush shall have the right, in its sole reasonable discretion, to terminate any officer or employee of the Company (including without limitation Fielding and Mastromauro) for the conviction of a felony.

                                    ARTICLE 9

                   TRANSFER OF OWNERSHIP INTEREST RESTRICTIONS
                   -------------------------------------------

     9.1 General Restrictions on Transfer. No Member may Transfer all or any portion of its Ownership Interest except in accordance with the provisions of this Article 9. Any attempted Transfer in violation of the preceding sentence shall be deemed null and void for all purposes and of no force or effect, and the Company will not record any such Transfer on its books or treat any purported transferee as the owner of such Ownership Interest for any purpose. Except as otherwise provided in this Article 9, no Member may Transfer all or any portion of its Ownership Interest at any time to any Person without the prior written consent of the other Member(s), which consent may be granted or withheld in the sole discretion of the other Member(s).

     9.2 Status of Members. Notwithstanding anything to the contrary in this Agreement, no transferee of any Ownership Interest received pursuant to a Transfer shall become a Member in respect of or be deemed to have any ownership rights in the Ownership Interest so Transferred unless the purported transferee is admitted as a Member as set forth below.

     9.3     Right  of  First  Offer.

        (a) After expiration of the Term of this Agreement, if either Member receives a bona fide offer (a "Transfer Offer") to Transfer any or all of its Ownership Interests then owned by it (the "Transfer Interests") from any third party (an "Offeror"), which such Member (the "Transfer Member") wishes to accept, the Transfer Member shall give prompt written notice (the "Transfer Notice") thereof to the other Member (the "Remaining Member"). The Transfer Notice shall set forth (i) the identity of the Offeror, (ii) the price and form of consideration offered for the Transfer Interests, (iii) all other material terms and conditions of the Transfer Offer and (iv) an offer to transfer to the Remaining Member, on terms and conditions substantially identical to those contained in the Transfer Notice (except that if any portion of the consideration is payable other than in cash, the Remaining Member may instead pay the fair market value of such other consideration in cash), the Transfer Interests in accordance with this Section 9.3.

        (b) The Remaining Member shall have the irrevocable right to purchase any or all of the Transfer Interests at the same price and upon the terms and conditions set forth in the Transfer Notice.

        (c) If the Remaining Member does not purchase all of the Transfer Interests, the Transfer Member shall have the right to sell the unpurchased portion of its Transfer Interests to the Offeror, on terms no more favorable than as set forth in the Transfer Notice, within thirty (30) days after expiration of the Acceptance Period (as defined below). If such Transfer does not occur within such thirty (30) day period, all of the restrictions on transfer contained in this Article 9 shall again be in force and effect.

        (d) The right of first offer provided in this Section 9.3 shall be exercised by delivery of a written notice from the Remaining Member to the Transfer Member (the "Acceptance Notice") not later than thirty (30) days after delivery of the Transfer Notice to Ckrush (which period shall be referred to as the "Acceptance Period"). The Acceptance Notice shall state (i) the amount of Transfer Interests that the Remaining Member will purchase and (ii) evidence (reasonably satisfactory to the Transfer Member) that such election to purchase is either fully financed or subject to a bona fide third party commitment (subject only to customary "market out" and funding conditions) to finance such purchase. The closing of any purchase pursuant to the exercise of the right of first offer shall be on a date that is not later than thirty (30) days after the delivery of the Acceptance Notice to Identity.

     9.4 Procedures for Transfer. Subject in all events to the restrictions on transfer contained in this Article 9, no transfer of Ownership Interests may be completed until the prospective transferee is admitted as a Member of the Company by executing and delivering to the Managers a written undertaking to be bound by the terms and conditions of this Agreement. Upon the amendment of Schedule A by the Managers and the satisfaction of any other applicable conditions, such prospective transferee shall be admitted as a Member and deemed listed as such on the books and records of the Company.

     9.5 Limitations. Notwithstanding anything to the contrary in this Agreement, no Ownership Interest may be transferred and the Company may not issue any Ownership Interest unless (a) such transfer or issuance, as the case may be, shall not affect the Company's existence or qualification as a limited liability company under the Act, (b) such transfer or issuance, as the case may be, shall not cause the Company to be classified as other than a partnership for U.S. federal income tax purposes, (c) such transfer or issuance, as the case may be, shall not result in a termination of the Company under Code Section 708, unless the Managers determine that any such termination will not have a material adverse impact on the Members and (d) such transfer or issuance, as the case may be, in the sole opinion of the Managers, shall not cause the Company to be classified as a "publicly traded partnership", as defined in Section 7704 of the Code, or classified as an association taxable as a corporation for federal income tax purposes.

                                   ARTICLE 10

                                 INDEMNIFICATION
                                 ---------------

     10.1 Scope. The Company shall indemnify, defend and hold harmless, to the fullest extent permitted by law, all Managers and officers of the Company (individually, an "Indemnified Party"), from and against any and all losses, claims, damages, liabilities, expenses (including reasonable legal fees and expenses), judgments, fines, settlements and other amounts ("Indemnified Costs") arising from all claims, demands, actions, suits or proceedings ("Actions"), whether civil, criminal, administrative or investigative, in which the Indemnified Party may be involved, or threatened to be involved, as a party or otherwise arising as a result of such Person's status as a Manager or officer of the Company, regardless of whether the Indemnified Party continues in such capacity at the time any such liability or expense is paid or incurred, and regardless of whether any such Action is brought by a third party, a Member, or by or in the right of the Company; provided, however, that the provisions of this Section 10.1 shall not eliminate or limit the liability of each Manager or officer of the Company if a judgment or other final adjudication adverse to him, her or it establishes that his, her or its acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he, she or it personally gained a financial profit or other advantage to which he, she or it was not legally entitled.

     10.2 Reimbursements. The Company shall pay or reimburse, to the fullest extent allowed by law and consistent with Section 10.1 above, in advance of the final disposition of the proceeding, Indemnified Costs as incurred by the Indemnified Party in connection with any Action that is the subject of Section
10.1  above.

     10.3 Insurance. The Managers may (but shall have no obligation to) cause the Company to purchase and maintain insurance or other arrangements on behalf of the Indemnified Parties against any liability asserted against any Indemnified Party and incurred by any Indemnified Party in such Person's capacity or arising out of the Indemnified Party's status in such capacity, regardless of whether the Company would have the power to indemnify the Indemnified Party against that liability under Section 10.1. The indemnification provided by this Article 10 shall be in addition to any other rights to which the Indemnified Parties may be entitled under any agreement, as a matter of law, or otherwise, and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnified Parties.

     10.4 Interested Transactions. An Indemnified Party shall not be denied indemnification in whole or in part under this Article 10 because the Indemnified Party had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement or the Act.

                                   ARTICLE 11

                                     MEMBERS
                                     -------

     11.1 Meetings of the Members. Meetings of the Members shall be held whenever called by the Managers or Members. Meetings of the Members may be held at any place within or without the State of New York as the Managers from time to time may fix or as shall be specified in the respective notice or waivers of notice thereof. Notice of each meeting of the Members shall be given by mail not less than ten (10) days in advance of the meeting, or personally, or by telephone, not less than five (5) days in advance of the meeting. Notice of a meeting need not be given to any Member who signs a waiver of notice whether before or after the meeting, or who attends the meeting in person. Actions taken at a meeting of the Members shall be kept in a record of their proceedings that shall be maintained by the Members for the review of any Member who so desires to review the meeting records.

     11.2 Actions of the Members. Except as otherwise provided herein, in order to constitute an act of the Members, an action must be approved by the majority vote of the Members then entitled to vote.

     11.3 Vote by Proxy. Any Member, by an instrument in writing, may grant a proxy of its voting rights to its legal counsel or to another Member. Each proxy will be effective only for the meeting or meetings of the Members specified therein.

     11.4 Action of the Members without a Meeting. Any action required or permitted to be taken at a meeting of the Members may be taken without a meeting if, prior or subsequent to such action, all of the Members then entitled to vote consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Members. All such actions shall be reported to the Members at their next meeting following any such action.

     11.5 Telephone Conference Meetings of the Members. Any or all Members may participate in any meeting of the Members by means of conference telephone or any other means of communication by which all persons participating in the meeting are able to hear each other.

     11.6 Limited Liability. The Members will not be personally liable for any obligations of the Company and, except as otherwise provided herein, under the Act or any other applicable law, will have no obligation to make contributions to the Company in excess of their respective Capital Contributions or to restore a negative balance in its Capital Account.

     11.7 No Agency or Authority. No Member is an agent of the Company solely by virtue of being a Member, and no Member has the authority to act for the Company solely by virtue of being a Member.

     11.8 Access to Books and Records. Any Member shall have the right to examine and audit, at any reasonable time or times for all purposes, the books and records of account and minutes and records of Members and to make copies thereof and to enter upon the office or officers or property or properties of the Company. Such inspection may be made by any agent or attorney of the Member. Upon the written request of any Member of the Company, the Company shall mail to such Member the Company's most recent financial statements, showing in reasonable detail the Company's assets and liabilities and the results of its operations. Without limiting the foregoing, the Members acknowledge that Ckrush is a subsidiary of a publicly traded company subject to the reporting requirements of the securities laws, and the Company shall take all steps necessary for Ckrush and its parent corporation to comply with such laws.

11.9     Miscellaneous  Obligations.


          (a) Quarterly Status Reports. Identity shall generate and deliver to Ckrush quarterly financial and business development reports, in such detail as Ckrush shall reasonably require.

          (b) Use of Address. The Company shall permit Ckrush to use the Company's address in Los Angeles, California as if it were Ckrush's for purposes of business cards, mail delivery, and the like.

                                   ARTICLE 12

                           DISSOLUTION OF THE COMPANY
                           --------------------------

     12.1 Dissolution. Subject to the Act, the Company shall be dissolved and its affairs shall be wound up upon the earliest to occur of:

        (a) the unanimous written consent of the Members to dissolve the Company;

        (b) the sale or distribution by the Company of all or substantially all of its assets; or

        (c) The expiration of its Term.

     Any other provision of this Agreement to the contrary notwithstanding, and except as otherwise expressly required under the Act, no withdrawal, assignment, removal, bankruptcy, insolvency, death, incompetency, termination, dissolution or distribution with respect to any Member or any Ownership Interest will effect a dissolution of the Company.

     12.2     Liquidation  of  Company  Interests.

     (a) Liquidation. Upon dissolution, the Company will be liquidated in an orderly manner. The Managers shall appoint a liquidator to wind up the affairs of the Company pursuant to this Agreement. The Person(s) who act as the liquidator under this Section 13.2 are referred to herein as the "Liquidator".


     (b) Final Allocation and Distribution. Upon dissolution of the Company (whether or not an early dissolution), a final allocation of all items of income, gain, loss and deduction will be made in accordance with Article 5, and all of the Company's assets, or the proceeds therefrom, shall be distributed or used as follows and in the following order of priority (which order shall be without prejudice to the liability of the Managers to creditors of the Company under the Act in the event of the insolvency of the Company):

          (i) for the payment of the Company's liabilities and obligations to its creditors and the expenses of liquidation;

          (ii) to the setting up of any reserves that the Liquidator may deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company; and

          (iii) to the Members in accordance with the allocation of Net Income provisions under Article 5 of this Agreement.

In the event of a distribution in kind upon liquidation, the Company will allocate the revenue from the Identity Contributed Properties to Identity to the extent possible.

     12.3 Liability for Return of Capital Contributions. Each Member, by execution of this Agreement, agrees that liability for the return of such Member's Capital Contribution is limited to the Company's assets and, in the event of an insufficiency of such assets to return the amount of such Member's Capital Contribution, hereby waives any and all claims whatsoever, including any claim for additional contributions that such Member might otherwise have, against the Company or any of its agents or representatives (in each case in the absence of conviction of fraud or willful misconduct and a judicial determination that such insufficiency was caused by such fraud or willful misconduct) by reason thereof. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company and such Member's

Capital Contribution thereto, and shall have no recourse therefor (upon dissolution or otherwise) against the Company or any of its agents or representatives.

     12.4 Continuing Rights Upon Termination. Notwithstanding anything in this Agreement to the contrary, upon expiration or termination of this Agreement for any reason after Ckrush has made its entire Capital Contribution to the Company under Section 4.1 and Schedule A of this Agreement (i) the Members shall continue to hold their existing rights in the properties or projects of the Company for as long as such properties or projects generate revenue, (ii) Ckrush shall have a ten percent (10%) carried interest as an owner (whether as shareholder, partner, member, tenant in common or otherwise, including an interest it profits and capital transactions and the right to review financial records and to vote on matters to be voted on by the owners) in any projects developed by Identity (or any successor in interest thereto), and (iii) for the initial twelve month period following termination, Ckrush shall have the right of first negotiation and the right of last refusal in the event of any sale of, or financing of any project by, Identity or its principals. In the event that either Mastromauro or Fielding is no longer a member of Identity, then for a period of five (5) years following their withdrawal, Ckrush shall have a five percent (5%) carried interest in any project or property developed by such departing member, provided that Ckrush has made its entire Capital Contribution to the Company under Section 4.1 and Schedule A of this Agreement.

                                   ARTICLE 13

                                   AMENDMENTS
                                   ----------

     This Agreement may not be amended except by the written unanimous consent of all of the Members.

                                   ARTICLE 14

                                     NOTICES
                                     -------

     All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed duly given or made (a) when personally delivered to the intended recipient (or an officer of the intended recipient) or when sent by telecopy or facsimile followed by the mailing of a copy as set forth in clause (b) or (c) below; (b) on the business day after the date sent when sent by national recognized overnight courier service; or (c) four (4) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid if to the Company, to its address set forth in
Section 2.4, and if to any Member, to the address set forth in the Preamble hereof. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner set forth herein.

                                   ARTICLE 15

                                  MISCELLANEOUS
                                  -------------

     15.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any prior agreement or understanding between the parties hereto with respect to the subject matter hereof.

     15.2 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware, without regard to conflicts of law principles.

     15.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, and permitted successors and assigns.

     15.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

     15.5 Separability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     15.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     15.7 Gender and Number. Whenever required by the context hereof, all pronouns and any variations thereof will be deemed to refer to the masculine, feminine and neuter, singular and plural.

     IN WITNESS WHEREOF, the parties hereto have executed this Operating Agreement as their act and deed to be effective as of the day and year first above written.

Ckrush  Entertainment,  Inc.               Identity  Films,  LLC



By: /s/  Jeremy  Dallow                    By: /s/  Anthony Mastromauro
    -------------------                        ------------------------
Name:  Jeremy  Dallow                      Name:  Anthony  Mastromauro
Title:  President                          Title:  Vice  President


Ckrush  Entertainment,  Inc.               Identity  Films,  LLC



By: /s/  James  DiLorenzo                  By: /s/  Lisa Fielding
    ---------------------                      ------------------
Name:  James  DiLorenzo                    Name:  Lisa  Fielding
Title:  Treasurer                          Title: Secretary

                                   SCHEDULE A
                                   ----------

                                  INITIAL TERM
                              CAPITAL CONTRIBUTIONS



        Initial Capital   Additional   Capital    Contributions   as of       June               20,      2005 *
        ----------------  -----------  ---------  --------------  ----------  ----------  ----------  ----------
        Contribution         3 months   6 months        9 months   12 months   15 months   18 months   21 months
        ----------------  -----------  ---------  --------------  ----------  ----------  ----------  ----------
Ckrush  $        114,225  $    78,750  $  78,750  $       78,750  $   86,250  $   86,250  $   86,250  $   60,775
------  ----------------  -----------  ---------  --------------  ----------  ----------  ----------  ----------

*  The  Agreement with Identity Films, LLC commence on Signature of the Operating Agreement. Upon Signature, the
initial  capital  contribution is due. In addition to the initial capital contribution, Mastromauro and Fielding shall  receive  retroactive  Compensation effective May 1, 2005. The amount received as retroactive compensation shall  be  deducted  from the final capital contribution to be made by Ckrush. For purposes of this computation, the retroactive Compensation is calculated as $75,000/year for both Mastromauro and Fielding divided by 365 days multiplied  by  the  days  from  May  1,  2005  until  signing.



ie.  $75,000/365  X  62  days  (as  of  June  17)  =  $12,739.73  each

 Identity Contributed Properties                   Potential Reimbursement
 -------------------------------                   -----------------------
21  Shots                                                    $0
--------------------------------                   -----------------------
Comeback  to  Sorrento                                   $2,500
--------------------------------                   -----------------------
Detour                                                   $3,000
--------------------------------                   -----------------------
Beer  League                                             $7,000
--------------------------------                   -----------------------
The  Villa  Golitsyn                                     $4,000
--------------------------------                   -----------------------
The  Devil  &  St.  Ann's                                    $0
--------------------------------                   -----------------------
Sunday  Evenings  At  Contessa
Pasqualis                                                    $0
--------------------------------                   -----------------------
State  of  The  Union                                    $5,000
--------------------------------                   -----------------------
The  O'Malley                                            $2,500
--------------------------------                   -----------------------
The  Annie  Mae  Pictou  Story                               $0
--------------------------------                   -----------------------
The  Brand                                              $15,000
--------------------------------                   -----------------------
Wishbones                                               $21,000**
--------------------------------                   -----------------------


**  Includes  $15,000  payable  to  Ckrush

                                   SCHEDULE B
                                   ----------

                                   ADDITIONAL
                              CAPITAL CONTRIBUTIONS
                                  RENEWAL TERMS


        (a) For the first Renewal Term, Ckrush shall make additional Capital Contributions equal to $345,000 increased by five (5) percent, in Ckrush's reasonable discretion, paid quarterly (the "First Renewal Term Capital Contribution");

        (b) For the second Renewal Term, if any, Ckrush shall make additional Capital Contributions equal to the First Renewal Term Capital Contribution increased by five (5) percent, in Ckrush's reasonable discretion, paid quarterly (the "Second Renewal Term Capital Contribution");

        (c) For the third Renewal Term, if any, Ckrush shall make additional Capital Contributions equal to the Second Renewal Term Capital Contribution increased by five (5) percent, in Ckrush's reasonable discretion, paid quarterly (the "Third Renewal Term Capital Contribution");

        (d) For the fourth Renewal Term, if any, Ckrush shall make additional Capital Contributions equal to the Third Renewal Term Capital Contribution increased by five (5) percent, in Ckrush's reasonable discretion, paid quarterly (the "Fourth Renewal Term Capital Contribution"); and

        (e) For the fifth Renewal Term, if any, Ckrush shall make additional Capital Contributions equal to the Fourth Renewal Term Capital Contribution increased by five (5) percent, in Ckrush's reasonable discretion, paid quarterly.

                                   SCHEDULE C
                                   ----------

                                First Year Budget

                      APPROVED ADMINISTRATIVE EXPENSES
                                  YEAR ONE
                ------------------------------------------------
                               (Total Dollars)


                                             YEAR 1        TOTAL

PAYROLL
Anthony Mastromauro - Partner/Producer       75,000
Lisa Fielding - Partner/Producer             75,000
Assistant to Partners                        28,000
Subtotal Salaries                           178,000
                                            -------
Employee Benefits                            12,600
Payroll Tax                                  19,580
TOTAL PAYROLL EXPENSES                      210,180
                                            -------

OPERATIONAL  NON  PAYROLL  EXPENSES
Office Rent                                  40,000
Telephones / Internet                         8,000
Office Supplies and Expenses                  4,000
Messenger / Shipping / Postage                3,600
Subscriptions                                 1,000
Accounting                                   12,000
Legal                                         5,000
Film and Television Markets / Festivals      22,000
Travel / Entertainment                       24,000
Taxes                                        10,000
Insurance                                     3,000
                                            -------
TOTAL NONPAYROLL OPERATIONAL EXPENSES       132,600
                                            -------


TOTAL GENERAL AND ADMINISTRATIVE EXPENSES   342,780        342,780
                                                           =======


Totals  may  not  add  due  to  rounding.